UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2008

LIHUA INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Delaware
000-52650 (Commission File Number)	14-1961536 (IRS Employer Identification No.)
(State or other jurisdiction of incorporation)

c/o Lihua Holdings Limited, Houxiang Five-Star Industry District, Danyang City, Jiangsu Province, PRC.

(Address of principal executive offices and zip code)

+86-511-86317399

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On December 16, 2008, we dismissed DeJoya Griffith & Company LLC  (“DeJoya”), as our independent registered public accounting firm. The reports of DeJoya on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as that the reports of DeJoya for the fiscal years ended December 31, 2007 and 2006 indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern. The decision to change independent accountants was approved by our Board of Directors on December 16, 2008.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with DeJoya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DeJoya, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided DeJoya with a copy of this disclosure before its filing with the SEC. We requested that DeJoya provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from DeJoya stating that it agrees with the above statements.

New Independent Accountants

Our Board of Directors appointed Yu and Associates CPA Corporation (“Yu and Associates”) as our new independent registered public accounting firm effective as of December 16, 2008. During the two most recent fiscal years and through the date of our engagement, we did not consult with Yu and Associates CPA Corporation regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Prior to engaging Yu and Associates, Yu and Associates did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change our independent registered public accounting firm from DeJoya to Yu and Associates.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Title

16.1	Letter from DeJoya Griffith & Company LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lihua International, Inc.

By:	/s/ Jianhua Zhu
Name:	Jianhua Zhu
Title:	President, Chief Executive Officer and Chairman
Dated:	December 19, 2008

Exhibit Index

Exhibit No.	Title

16.1	Letter from DeJoya Griffith & Company LLC